EXHIBIT 99.1

AIRSHIP AI HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Airship AI Holdings, Inc. (the “Company”) is to:

•	oversee the Company’s accounting and financial reporting processes, systems of internal control over financial reporting, financial statement audits and the quality and integrity of the Company’s financial statements;

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manage the selection, engagement terms, fees, qualifications, independence and performance of the registered public accounting firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services (the “Auditors”);

•	maintain and foster an open avenue of communication with the Company’s management, internal audit group (if any) and Auditors;

•	review any reports or disclosures required by applicable law and listing requirements of the Nasdaq Stock Market (the “Exchange”);

•	oversee the design, implementation, organization and performance of the Company’s internal audit function (if any);

•	help the Board oversee the Company’s legal and regulatory compliance functions, including risk assessment and management;

•	oversee the Company’s information security and data privacy practices;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	obtain and review a report by the Auditors at least annually, that describes the Company’s internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;

•	review related party transactions;

•	approve (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the Auditors;

•	discuss the scope and results of the audit with the Auditors, and review, with management and the independent accountants, the Company’s interim and year-end operating results;

•	oversee risk management and insurance; and

•	provide regular reports and information to the Board.

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II. COMPOSITION

The Committee will consist of at least three members of the Board, or as may otherwise be permitted by the Exchange listing rules. Except as otherwise permitted by the applicable Exchange rules, each member of the Committee shall be independent as defined by such rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, of any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the Securities and Exchange Commission (“SEC”)), at least one member of the Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

The members of the Committee, including the chair of the Committee (the “Chair”), will be members of the Board appointed by, and will serve at the discretion of, the Board, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board. Vacancies occurring on the Committee will be filled by the Board. Resignation or removal of a Committee member from the Board for any reason will automatically constitute resignation or removal from the Committee.

III. AUTHORITY

The Committee may study or investigate any matter of interest or concern that the Committee deems appropriate and will have access to all Company books, records, facilities, personnel and Auditors as deemed necessary or appropriate by any member of the Committee. The Company must provide appropriate funding for the Committee to engage independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties. The Company must also provide appropriate funding, as determined by the Committee, for payment of compensation to the Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company must also provide appropriate funding for the Committee to pay compensation to any other advisors engaged by the Committee or any ordinary administrative expenses it deems appropriate in carrying out its duties. The Committee will have authority to require that any of the Company’s personnel or outside advisors attend any meeting of the Committee or meet with any member of the Committee or any of its advisors. The Committee may also exclude from its meetings any persons (other than a member of the Committee) it deems appropriate in order to carry out its responsibilities.

To the extent permitted by applicable law and Exchange listing requirements and to the extent authorized by the Committee, the Chair may be delegated authority to act on behalf of the Committee in connection with (1) approval of the retention or termination of outside service providers and advisors (including negotiation and execution of their engagement letters), (2) preapproval of audit or non-audit services (provided that such preapproval is presented to the Committee at the next scheduled meeting of the Committee), (3) reviewing with management the Company’s proposed earnings press releases and other financial information and guidance regarding the Company’s results of operations provided publicly or to ratings agencies, (4) approval of payment of expenses incurred by the Committee described in the previous paragraph and (5) as may otherwise be determined by the Committee. The Committee also may form subcommittees composed of one or more of its independent members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority held by the Committee under this Charter as the Committee deems appropriate. Any action or decision of the Chair or a subcommittee will be presented to the full Committee at its next scheduled meeting. By approving this Charter, the Board delegates authority to the Committee with respect to these responsibilities.

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IV. Responsibilities

The Committee’s responsibilities are for oversight, as described in the first section, “Purpose”, above. The members of the Committee are not employees of the Company and they do not perform management’s or any Auditors’ functions. The Committee relies on the expertise and knowledge of management, the internal auditors (if any) and any Auditors in carrying out its oversight responsibilities. Management is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles (“GAAP”), crafting periodic reports and establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The Auditors will audit the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and, when required, the effectiveness of the Company’s internal control over financial reporting and review the Company’s quarterly financial statements. It is not the Committee’s responsibility to prepare or certify the Company’s financial statements, guarantee the audits or reports of the Auditors, certify as to whether any Auditors are “independent” under applicable law and Exchange listing requirements, or ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP, or otherwise comply with applicable law, Exchange listing requirements and the Company’s policies.

The following functions are expected to be the common recurring activities of the Committee in carrying out its responsibilities. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as are consistent with its purpose and may be required or appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time.

A. Auditor Management

1. Evaluation and Retention of Auditors

The Committee will be directly responsible for the appointment, compensation, retention, oversight, and when necessary, termination, of the Auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and such firm regarding financial reporting). The Committee will inform each Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company that such firm must report directly to the Committee.

2. Approving Audit and Non-Audit Engagements

The Committee will review audit plans, the adequacy of staffing, the fees to be paid to Auditors and oversee the negotiation and execution of any engagement letters on behalf of the Company. The Committee will oversee the rotation of the Auditors’ partners on the Company’s audit engagement team as required by applicable law and Exchange listing requirements. The Committee will approve all audit and non-audit related services that the Auditors provide to the Company before the engagement begins, unless applicable law and Exchange listing requirements allow otherwise. The Committee may establish pre-approval policies and procedures or delegate pre-approval authority to one or more independent Committee members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meeting.

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3. Auditor Independence

Prior to engagement of any prospective Auditor, and at least annually thereafter, the Committee will assess the qualifications, performance and independence of the Auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Auditors and consider the period of time the Auditors have served the Company as part of the Committee’s annual independence evaluation. In addition, at least annually, the Committee will obtain and review a report by the Auditors that describes (1) the accounting firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or PCAOB review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Company or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

4. Former Employees of Auditors

The Committee will oversee the policies and procedures as required by applicable law and Exchange listing requirements governing how the Company may employ individuals who are or once were employed by the Auditors.

B. Financial Review and Disclosure

1. Annual Audit Results

The Committee will review and discuss with management and the Auditors the results of the Company’s annual financial statement audit, including:

•	the Auditors’ assessment of the quality of the Company’s accounting principles and practices;

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the Auditors’ views about qualitative aspects of the Company’s significant accounting practices and the reasonableness of significant judgments and estimates (including material changes in estimates and analyses of the effects of alternative GAAP methods on the financial statements);

•	all misstatements identified during the audit (other than those the Auditors believe to be trivial);

•	the adequacy of the disclosures in the financial statements; and

•	any other matters that the Auditors must communicate to the Committee under applicable accounting or auditing standards.

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2. Audited Financial Statement Review; Quarterly and Annual Reports

The Committee will review the annual audited financial statements, the quarterly financial statements and the Company’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” as appropriate, with management and the Auditors. The Committee will be responsible for recommending to the Board whether the proposed annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3. Earnings Announcements

The Committee will review and discuss with management and the Auditors any proposed earnings press releases, press releases containing information relating to material financial developments and other financial information and guidance regarding the Company’s results of operations provided publicly or to analysts and ratings agencies (including, without limitation, reviewing any pro forma or non-GAAP information and measures), as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Proxy Report

The Committee will prepare the audit committee report required by the SEC to be included in the Company’s annual proxy statement.

5. Accounting Principles and Policies

The Committee will review and discuss with management and the Auditors significant issues regarding accounting principles and financial-statement presentation, including:

•	critical accounting policies and practices;

•	alternative accounting policies available under GAAP;

•	the potential impact on the Company’s financial statements of alternative treatments and any off-balance sheet structures; and

•	any other significant reporting issues and judgments, significant regulatory, legal and accounting initiatives, or developments that may have a material impact on the Company’s financial statements, compliance programs and policies.

The Committee will review with the Auditors and management, if appropriate, any written communication, such as any management letter or internal-control letter and monitor management’s response to such communications.

6. Auditor Communications

At least annually, the Committee will discuss with the Auditors the overall scope and plans for their audits and other financial reviews and the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB (including any successor rule adopted by the PCAOB).

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7. Management Cooperation with Audit

The Committee will evaluate management’s cooperation with the Auditors during their audit examination, including any significant difficulties or disagreements encountered during the audit, if any.

8. National Office Communications

To review with the Auditors, as appropriate, communications between the audit team and the Auditors’ national office with respect to accounting or auditing issues presented by the engagement.

C. Internal Control and Procedures

1. Risk Assessment and Management

The Committee will review and discuss with management and the Auditors the Company’s processes and policies on risk identification, enterprise risk management, management and assessment in all areas of the Company’s business, but the Board shall continue to have overall responsibility for evaluating key business risks faced by the Company. Areas of focus for the Committee shall include the Company’s policies and other matters relating to the Company’s investments, cash management and foreign exchange management, debt management and credit rating approaches, major financial risk exposures, the adequacy and effectiveness of the Company’s information and data privacy and security policies and practices and the internal controls regarding information and data privacy and security and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. The Committee will review and discuss with management the adequacy of the Company’s insurance programs, including director and officer insurance, product liability insurance and general liability insurance. The Committee will review the Company’s IT security controls and evaluate the adequacy of the Company’s IT security program, IT compliance and controls with the Company’s Head of Information Security or another employee with equivalent responsibilities.

2. Internal Auditors

The Company does not currently have an internal audit function. If an internal audit function is established and becomes operational, the Committee will review the audit plan of the Company’s internal audit team and discuss with that team the adequacy and effectiveness of the Company’s scope, staffing and general audit approach. The Committee will review any significant reports prepared by the Company’s internal auditors, as well as management’s response. The head of the internal auditors will also report to and be evaluated by the Committee.

3. Internal Control over Financial Reporting; Disclosure Controls

The Committee will confer with management and the Auditors concerning the scope, design, adequacy and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures. The Committee will review reports on significant findings and recommendations with respect to internal controls over financial reporting, together with management responses and any special audit steps adopted in light of any material control deficiencies.

4. Correspondence with Regulators

The Committee will consider and review with management, the Auditors and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

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5. Internal Control Report

At least annually (if required by Exchange listing requirements) or as may otherwise be determined by the Committee, the Committee will review a report by the Auditors describing its internal quality-control procedures and any material issues raised by (a) that firm’s internal quality-control review, (b) any peer review of the firm’s internal quality-control procedures or review, or (c) any inquiry or investigation by governmental or professional authorities conducted in the last five years of any audit performed by the Auditors.

6. Complaint Procedures

The Committee will oversee procedures for receiving, retaining, investigating and addressing, if necessary, the following:

•	complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

In addition, the Committee will oversee procedures for receiving, retaining and investigating any “hotline” complaints or submissions relating to accounting, internal accounting controls, or auditing matters that were delegated to the Committee by the Board.

7. Ethical Compliance

The Committee will oversee, review and periodically update the Company’s Code of Business Conduct and Ethics (“Code”). The Committee will review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure compliance with applicable laws and Exchange listing requirements, including the Code and Whistleblower Policy. The Committee will review any significant violations of or requests by directors or executive officers of the Company for a waiver from the Code. Any approved waivers shall be promptly disclosed as required by applicable law and Exchange listing requirements.

8. Related Person Transactions

The Committee will review and approve, in accordance with the Company’s policies and procedures, any related person transaction as defined by applicable law or Exchange listing requirements.

9. Investment Policy

The Committee will review and approve revisions to the Company’s Investment Policy.

D. Other Matters

1. Committee Self-Assessment; Charter Review

The Committee will annually evaluate its performance. The Committee shall also review and assess the adequacy of this Charter annually and shall recommend any proposed changes to the Board for its consideration and approval. The Committee may conduct such evaluations and reviews in such manner as it deems appropriate.

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2. Review Possible Conflicts of Interest

The Committee shall consider possible conflicts of interest of officers and directors as set forth in the Company’s Code of Business Conduct and Ethics, review and make a determination regarding any requests for authorization for potential or actual conflicts of interest from officers and directors, including reviewing, as necessary, any officer’s request to accept a directorship position with another company, and make recommendations to the Board to prevent, minimize or eliminate such conflicts of interest.

3. Other Legal and Finance Matters

The Committee will review with management legal and regulatory compliance and any actual, pending or threatened legal or financial matters that could significantly affect the Company’s business or financial statements or as otherwise deemed appropriate by the Committee.

4. Reporting to the Board

The Committee will report regularly to the Board, including: (i) with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the qualification, performance and independence of the Company’s Auditor or the performance of the internal audit function (if any); (ii) following meetings and unanimous consents of the Committee; and (iii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

5. General Authority

The Committee shall perform such other functions and have such other powers as may be necessary or appropriate in the discharge of any of the foregoing.

V. MEETINGS AND MINUTES

The Committee will meet at least quarterly, or otherwise whenever its members deem a meeting necessary or appropriate. The Committee will determine where and when to meet. The Chair will chair all regular sessions of the Committee and is responsible for setting the agendas of Committee meetings. In the absence of the Chair, the Committee shall select another member to preside. The same procedural rules concerning notice of meetings, actions by unanimous consent or telephonic meetings and meetings held by other means of remote communication, and other procedural matters, shall apply to Committee meetings as apply to meetings of the Board under the Company’s certificate of incorporation or bylaws. Unless otherwise determined by the Committee, each regularly scheduled meeting will conclude with an executive session that excludes members of management. As part of its responsibility to foster open communication, the Committee will meet periodically with management, personnel in charge of the internal audit function (if any) and the Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. From time to time, or when requested by the Board, the Chair of the Committee will report to the Board.

The Committee will maintain written minutes of its meeting and regularly report to the Board on its actions and recommendations. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may act by unanimous written consent; when it does so, those actions will be filed in the minute book.

VI. PUBLICATION

The Company shall make this Charter freely available to stockholders on request and shall publish it on the Company’s website.

Approved by the Board of Directors: July 31, 2025

Effective: July 31, 2025

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